UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.   20549

                                  Form 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       July 14, 1997


                   POTOMAC ELECTRIC POWER COMPANY
     (Exact name of registrant as specified in its charter)


District of Columbia and Virginia      1-1072            53-0127880
 (State or other jurisdiction of    (Commission     (I.R.S. Employer
  incorporation)                     File Number)   Identification No.)


1900 Pennsylvania Avenue, N. W., Washington, D. C.             20068
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code       (202) 872-3526


    (Former Name or Former Address, if Changed Since Last Report)

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                                                                   PEPCO
                                                                   Form 8-K

Item 5.   Other Events.


  Exhibit 99 attached hereto is hereby incorporated by reference.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit No.       Description of Exhibit           Reference


          99               News Release of Potomac
                           Electric Power Company and
                           Baltimore Gas and Electric
                           Company dated July 14, 1997......Filed herewith.



                                   Signatures
  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Potomac Electric Power Company
                                                 (Registrant)


                                         /s/  Dennis R. Wraase
                                      By ___________________________
                                              Dennis R. Wraase
                                          Senior Vice President and
                                           Chief Financial Officer


July 14, 1997
   DATE


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